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                                                                    Exhibit 10.7










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                         REGISTRATION RIGHTS AGREEMENT

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                         DATED AS OF DECEMBER 28, 2000


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                          REGISTRATION RIGHTS AGREEMENT

         THIS REGISTRATION RIGHTS AGREEMENT ("AGREEMENT") is dated as of December 28, 2000, by and among TEAM MUCHO, INC. (together with its successors and assigns, the "COMPANY"), an Ohio corporation, STONEHENGE OPPORTUNITY FUND, LLC, a Delaware limited liability company ("STONEHENGE") and PROVIDENT FINANCIAL GROUP, INC., an Ohio corporation ("PROVIDENT") (Provident and Stonehenge collectively, together with their respective successors and assigns, the "HOLDERS" and, individually a "HOLDER").

         The Company, Stonehenge and Provident have entered into this Agreement pursuant to the Securities Purchase Agreement dated as of the date hereof (as amended, restated, supplemented or otherwise modified from time to time, the "PURCHASE AGREEMENT") by and among the Company, Stonehenge and Provident. This Agreement is one of the "Related Documents" referred to in the Purchase Agreement.

         In consideration of the mutual covenants set forth in this Agreement and in the Purchase Agreement, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties hereto agree as follows:

         SECTION 1. DEFINITIONS. All capitalized terms not otherwise defined in this Agreement shall have the definitions set forth in the Glossary of Defined Terms attached to the Purchase Agreement, which definitions are, to the extent applicable, incorporated in this Agreement by reference.

         SECTION 2.  DEMAND REGISTRATION RIGHTS.
                     --------------------------

                2.1 DEMAND FOR REGISTRATION. If the Company shall receive a written request from one or more Holders requesting that the Company effect the registration under the Securities Act of all or part of the Common Shares (the "REGISTRABLE SECURITIES") of such Holder or Holders, the Company shall use its best efforts to effect such registration as soon as practicable; provided the number of Common Shares requested by such Holder or Holders to be registered pursuant to such request shall be no fewer than 296,296 Common Shares or, in respect of the period following the earlier of (i) the exercise of the "Put Option", as defined in the Put Option Agreement, or (ii) the consummation of the mandatory tender of the Series A Shares of the Company, pursuant to Section 7 of paragraph (C) of Article FOURTH of the Company's Articles of Incorporation, 148,148 Common Shares. Upon receipt of any such request, the Company shall give notice thereof to all of the other Holders such that such other Holders may participate in such registration in accordance with this Section 2. All registrations requested pursuant to this Section 2.1 are referred to herein as "DEMAND REGISTRATIONS." Subject to the provisions of this Section 2, the Company may register for sale in such registration other securities which the Company has been requested to register by the holders thereof. The Company is obligated to effect only one (1) such registration pursuant to this Section 2 during each calendar year, commencing in calendar year 2001.


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                2.2 REGISTRATION STATEMENT FORM. Registrations under this
Section 2 shall be on such appropriate registration form as shall be selected by the Company, provided that such form permits the disposition of the Registrable Securities in accordance with a Holder's intended method or methods of disposition as specified in its request for such registration. The Company shall include in any such registration statement all information which any Holder shall reasonably request.

                2.3 EFFECTIVE REGISTRATION STATEMENT. A registration requested pursuant to this Section 2 shall not be deemed to have been effected (a) unless a registration statement with respect thereto has become effective under the Securities Act, (b) if such registration statement does not remain effective in accordance with, and for the period specified in, Section 4, (c) if such registration statement becomes the subject of any stop order, injunction or other order or requirement of the Commission or other governmental agency or court for any reason other than an act or omission of a Holder which is, or Holders which are, selling Registrable Securities (each, a "SELLING HOLDER") and the effectiveness of such registration agreement is not reinstated within thirty
(30) days, or (d) if any conditions to closing specified in the purchase agreement or underwriting agreement entered into in connection with such registration are not satisfied for any reason other than an act or omission of a Selling Holder.

                2.4 EXPENSES. The Company shall pay all Registration Expenses in connection with any registration requested pursuant to this Section 2. As used in this Agreement, the term "Registration Expenses" shall mean all expenses other than underwriting discounts and commissions and transfer taxes incurred in connection with registrations, filings or qualifications under this Agreement, including without limitation all registration, filing and qualification fees, printers' and accounting fees, fees and disbursements of counsel to the Company and the reasonable fees and disbursements of one counsel to the Selling Holder or Selling Holders. If a request made under Section 2 is withdrawn by a Holder or Holders because information concerning the Company is disclosed that is materially and adversely different from the information known to such Holder or Holders at the time such request was made, the Company will pay any Registration Expenses in connection with such request without reducing the number of registrations which such Holder or Holders have a right to request under Section 2 hereof. The Selling Holders shall pay the underwriting discounts and commissions and transfer taxes, if any, relating to the sale or other disposition of their respective Registrable Securities.

                2.5 UNDERWRITTEN OFFERINGS. If a registration pursuant to this
Section 2 involves an underwritten offering, the underwriter or underwriters thereof shall be selected by the Company, subject to the approval of the Holders of a majority of all Common Shares to be registered thereby. If requested by the underwriters for any underwritten offering, the Company will enter into an underwriting agreement with such underwriters, such agreement to be satisfactory in substance and form to the Company and the underwriters and to contain such terms as are generally prevailing in such agreements at that time. Each Selling Holder may, at its option, require that any or all of the representations and warranties by, and the other agreements on the part of, the Company to and for the benefit of such underwriters shall also be made to and for the benefit of the Selling Holders. A Selling Holder shall not be required to make any representations and warranties to or agreements with the Company or the underwriters other than



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(a)   representations   or  warranties   regarding  such  Selling  Holder,   (b)
representations or warranties regarding such Selling Holder's intended method of distribution, (c) representations or warranties regarding any other information provided by such Selling Holder for inclusion in the registration statement or
prospectus,   (d)   agreements   contemplated   by   this   Agreement,   or  (e)
representations, warranties or agreements required by law.

                2.6 PRIORITY IN REQUESTED REGISTRATIONS. If a requested registration pursuant to this Section 2 involves an underwritten offering, and the managing underwriter shall advise the Company in writing that the number of securities of any class requested to be included in such registration exceeds the number which can be sold in (or during the time of) such offering without delaying or jeopardizing the success of the offering (including the price per share acceptable to a Selling Holder), then the Company will include in such registration (a) first, all of each Selling Holder's Registrable Securities, on a pro-rata basis, that the Company is so advised can be sold in such offering, and (b) second, to the extent permitted by the managing underwriter, securities to be registered by the Company for its own account and/or by other holders of securities in such manner and amounts as the Company shall determine.

                2.7 DELAY OF REGISTRATION. Notwithstanding anything contained in this Agreement to the contrary, if, upon the reasonable determination of the Board of Directors of the Company, made no more than one time during any 12-month period, that a registration at the time and on the terms requested would interfere with any financing, acquisition, corporate reorganization or other material transaction or event involving the Company or would require the disclosure of material information which the Company has a bona fide business purpose for preserving as confidential, the Company may delay filing a registration statement and may withhold efforts to cause the registration statement to become effective for a period of time not in excess of one hundred twenty (120) calendar days. The Company shall promptly notify the Selling Holders of any such delay in filing a registration statement.

         SECTION 3.  "PIGGYBACK" REGISTRATION RIGHTS.

                3.1 PARTICIPATION IN REGISTRATION. If the Company at any time proposes to register any securities under the Securities Act (other than by a registration on Form S-4 or Form S-8 or any successor or similar form and other than pursuant to Section 2 hereof), whether or not for sale for its own account, it will at each such time, promptly give Notice to the Holders. Upon the written request of one or more of the Holders made within fifteen (15) days after the receipt of any such Notice (which request shall specify the number of Registrable Securities intended to be disposed of and the intended method of disposition), a Holder shall have the right to participate in such registration on the terms and conditions thereof. If, at any time after giving Notice of its intention to register any securities and prior to the effective date of the registration statement filed in connection with such registration, the Company shall determine for any reason not to register or to delay registration of such securities, the Company may, at its election, give written notice of such determination to the Holders and, thereupon, (i) in the case of a determination not to register, the Company shall be relieved of its obligation to register any Registrable Securities in connection with such registration (but not from its obligation to pay any Registration Expenses in connection therewith), without prejudice, however, to the right of any



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Holder to request that such  registration  be effected as a  registration  under
Section 2, and (ii) in the case of a determination to delay registration, the Company shall be permitted to delay registering any Registrable Securities for the same period as the delay in registering such other securities. No registration effected under Section 3 hereof shall relieve the Company of its obligation to effect any registration under Section 2 hereof. If the Holders are given the opportunity to include any Registrable Securities in a registration under this Section 3 and decline to do so, the Holders shall not make a request for registration under Section 2 hereof during the one hundred eighty (180) day period commencing on the earlier of the date of the termination of such registration or the date of the effectiveness of such registration.

                3.2 EXPENSES. The Company will pay all Registration Expenses in connection with each registration of Registrable Securities requested pursuant to Section 3 hereof. The Selling Holders shall pay the underwriting discounts and commissions and transfer taxes, if any, relating to the sale or other disposition of their respective Registrable Securities.

                3.3 UNDERWRITTEN OFFERINGS. If a registration pursuant to this
Section 3 involves an underwritten offering, the Company shall, if requested by a Selling Holder, arrange for such underwriters to include the Registrable Securities of such Selling Holder or Selling Holders among the securities to be distributed by such underwriters. In such case, such Selling Holders shall be parties to the underwriting agreement and may, at its option, require that any or all of the representations and warranties by, and the other agreements on the part of, the Company to and for the benefit of such underwriters shall also be made to and for the benefit of such Selling Holders. A Selling Holder shall not be required to make any representations and warranties to or agreements with the Company or the underwriters other than (a) representations or warranties regarding such Selling Holder, (b) representations or warranties regarding such Selling Holder's intended method of distribution, (c) representations or warranties regarding any other information provided by such Selling Holder for inclusion in the registration statement or prospectus, (d) agreements contemplated by this Agreement, or (e) representations, warranties or agreements required by law.

                3.4 PRIORITY IN REGISTRATIONS. If a registration pursuant to this Section 3 involves an underwritten offering, and the managing underwriter shall advise the Company in writing that the number of securities of any class requested to be included in such registration exceeds the number which can be sold in (or during the time of) such offering without delaying or jeopardizing the success of the offering, then the Company will include in such registration
(i) first, subject to the proviso of clause (ii) below, the securities the Company proposes to sell, (ii) second, any Registrable Securities requested to be included in such registration by the Selling Holders on a pro-rata basis, provided that in no event shall less than fifty percent (50%) of the aggregate number of Registrable Securities requested by each Selling Holder be included in such registration, notwithstanding clause (i) above, and (iii) third, other securities requested to be included in such registration.

         SECTION 4. REGISTRATION PROCEDURES. If the Company is required to effect the registration of any Registrable Securities as provided herein, the Company shall proceed in the following manner:



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                  (a) prepare and as expeditiously as possible file (and in any event within sixty (60) days of receipt of a Holder's request under
         Section 2) with the Commission the registration statement to effect such registration and use its best efforts to cause such Registration Statement to become effective with respect to all Registrable Securities requested to be registered; provided, however, that before filing such registration statement and any amendment or supplement thereto, the Company shall furnish to the party requesting registration, or if requested by such party, to counsel selected by such party, copies of all documents proposed to be filed, which documents shall be subject to the review and reasonable approval of such counsel;

                  (b) as expeditiously as possible, prepare and file with the Commission such amendments and supplements to such registration statement and the prospectus used in connection therewith as may be necessary to keep such registration statement effective and to comply with the provisions of the Securities Act and the Securities Exchange Act with respect to the disposition of all securities covered by such registration statement until the lesser of 180 days from the effective date of such registration statement and such time as all Registrable Securities have been disposed of in accordance with the intended methods of disposition by a Selling Holder;

                  (c) furnish to each Selling Holder such number of prospectuses (including preliminary prospectuses) and copies of each amendment and supplement thereto and such other documents as such Selling Holder may reasonably request in order to facilitate the disposition of the Registrable Securities;

                  (d) furnish to each Selling Holder, and, in the case of any registration pursuant to Section 2 which is an underwritten offering, to the managing underwriter thereof, a signed counterpart of customary closing documents, including (i) an opinion of counsel for the Company dated the effective date of such registration statement (or, in the case of any underwritten offering, the date of closing with the underwriters) and (ii) a so-called "cold comfort" letter signed by the independent public accountants who have certified the Company's financial statements included in such registration statement, covering substantially the same matters with respect to such registration statement (and the prospectus included therein) and, in the case of such accountants' letter, with respect to events subsequent to the date of such financial statements, as are customarily covered in opinions of issuer's counsel and in accountant's letters delivered to underwriters in connection with underwritten public offerings of securities;

                  (e) use its best efforts to register or qualify all Registrable Securities covered by such registration statement under the securities or blue sky laws of such jurisdictions as the Selling Holders shall request, to keep such registration or qualification in effect for so long as such registration statement remains in effect, and take any other action which may be reasonably necessary or desirable to enable each Selling Holder to consummate the disposition of its Registrable Securities in such jurisdictions in accordance with the intended method of disposition, provided, however, that the Company shall not be



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         required to qualify to do  business,  to consent to general  service of process, or to register as a broker or dealer in any such jurisdiction;

                  (f) enter into and perform its obligations under any underwriting or placement agreement, and take all actions reasonably necessary in connection therewith in order to expedite or facilitate the disposition of the Registrable Securities;

                  (g) notify promptly each Selling Holder in writing of (i) any stop order or the commencement of any proceedings for that purpose,
         (ii) any suspension of the qualification of the Registrable Securities for sale in any jurisdiction or the commencement of any proceedings for that purpose, (iii) any notification received by the Company regarding the necessity or desirability of filing any supplement or amendment to the registration statement; or (iv) the filing of the registration statement and any supplement or amendment thereto and the effective date of the registration statement and any post-effective amendment thereto.

                  (h) notify promptly each Selling Holder upon discovery of the happening of any event as a result of which the prospectus included in such registration statement includes an untrue statement of any material fact or omits to state any material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances then existing, or any other event that would cause the registration statement to no longer be current as required by the Securities Act, and at the request of a Selling Holder, promptly prepare, file and furnish to such Selling Holder a reasonable number of copies of a supplement or an amendment to such prospectus which may be required on account of such event and use its best efforts to cause such supplement or amendment to become effective;

                  (i) cause to be maintained a transfer agent for its securities from and after a date not later than the effective date of such registration statement;

                  (j) use its best efforts to list all Registrable Securities covered by such registration statement on any securities exchange on which any of the Registrable Securities are then listed;

                  (k) enter into such agreements and take such other actions as a Selling Holder shall reasonably request in order to expedite or facilitate the disposition of such Registrable Securities; and

                  (l) otherwise use its best efforts to comply with the Securities Act, Securities Exchange Act and all applicable rules and regulations of the Commission.

         In connection with the preparation and filing of each registration statement pursuant to Section 2, the Company shall give each Selling Holder and its underwriters, if any, and each of their respective counsels and accountants, the opportunity to participate in the preparation of such registration statement, each prospectus included therein or filed with the Commission and



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each amendment thereof or supplement thereto, and shall give each of them such access to its books and records and such opportunities to discuss the business of the Company with its officers, its counsel and the independent public accountants who have certified its financial statements as shall be necessary, in the opinion of a Selling Holder and such underwriters or their respective counsel, to conduct, prior to the effectiveness of such registration statement, a reasonable investigation within the meaning of the Securities Act.

         Upon receipt of any Notice from the Company of the happening of any circumstance or event of the kind described in subdivision (h) of this Section 4, a Selling Holder shall forthwith discontinue the disposition of Registrable Securities pursuant to the registration statement until it receives copies of the supplemented or amended prospectus or other notification that such disposition may be resumed, and, if so directed by the Company, will destroy all copies, other than permanent file copies, then in such Selling Holder's possession of the prospectus relating to such Registrable Securities. The Company will use its best efforts to effect such amendment or supplement as promptly as possible.

         SECTION 5. ASSIGNMENT OF REGISTRATION RIGHTS. Subject to applicable securities laws and existing agreements between the Company and the Holders, the registration rights granted to the Holders pursuant to this Agreement may be freely transferred or assigned by each Holder to (a) any transferee that subsequently acquires at least ten percent (10%) of the Registrable Securities that were issued by the Company on the Closing Date, or (b) to a partner, member, shareholder, former partner, former member, former shareholder, manager, officer, employee, director or affiliate of a Holder; provided that the transferee or assignee of such registration rights assumes the obligations of such Holder under this Agreement. Any transferee or assignee shall thereafter be treated as a Holder.

         SECTION 6.  INDEMNIFICATION.

                6.1 INDEMNIFICATION BY THE COMPANY. In the event of any registration, the Company will, and hereby does, indemnify and hold harmless the Holders, their respective directors, partners, members, shareholders, officers, managers, employees and affiliates, any underwriter acting on behalf of the Holders and each other Person, if any, who controls any such Person within the meaning of the Securities Act (individually, an "INDEMNIFIED PERSON," and collectively, the "INDEMNIFIED PERSONS"), against any losses, claims, damages, expenses (including legal fees and expenses) or liabilities, joint or several, to which any one of them may become subject under the Securities Act or arising out of or resulting from any breach of the covenants contained in Section 7 hereof or otherwise, provided however, that the Company shall not be so liable
(a) to the extent that any such loss, claim, damage, liability or expense arises out of or is based upon the Company's reliance upon written information furnished to the Company by such Indemnified Person expressly stating that it is for use in the registration statement, and (b) to the extent that any such loss, claim, damage, liability or expense arises out of such Indemnified Person's failure to provide a copy of the final prospectus, as the same may be then supplemented or amended, to the purchaser at or prior to the written confirmation of the sale of Registrable Securities. Such indemnity shall remain in full force and effect regardless of any



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investigation  made by or on behalf of the  Holders  or other  Person  and shall survive the transfer of the Registrable Securities by the Selling Holders.

                6.2 INDEMNIFICATION BY THE HOLDERS. The Company may require, as a condition to including any Registrable Securities in any registration statement filed pursuant to Section 2 or any Registrable Securities included in any registration statement filed pursuant to Section 3, that the Company shall have received an undertaking satisfactory to it from each of the Selling Holders whose Registrable Securities are included in the securities as to which such registration is being effected, severally and not jointly, to indemnify and hold harmless (in the same manner and to the same extent as set forth in this Section 6.1) the Company, each director and officer of the Company, each other Selling Holder and any underwriter acting on behalf of the Company and each other Person, if any, who controls the Company, each such other Selling Holder within the meaning of the Securities Act, against any losses, claims, damages, expenses (including legal fees and expenses) or liabilities, joint or several, to which any one of them may become subject under the Securities Act or otherwise, to the extent that any such loss, claim, damage, liability or expense arises out of or is based upon the Company's reliance upon written information furnished to the Company by each such Selling Holder expressly stating that it is for use in the registration statement, provided however, that the Selling Holders shall not be so liable to the extent that any such loss, claim, damage, liability or expense arise out of such Selling Holder's failure to provide a copy of the final prospectus, as the same may be then supplemented or amended, to the purchaser at or prior to the written confirmation of the sale of any Registrable Securities. Such indemnity shall remain in full force and effect, regardless of any investigation made by or on behalf of the Company or any such other Selling Holder and shall survive the transfer of such Registrable Securities by the Selling Holders. Notwithstanding the foregoing, (a) the maximum liability of a Selling Holder for any indemnification under this Section 6.2 shall be the aggregate net proceeds received by such Selling Holder from the sale of Registrable Securities pursuant to such registration statement, and (b) the indemnification contained in this Section 6.2 shall not apply to amounts paid in settlement of any such losses, claims, damages, liabilities or expenses if such settlement is effected without the consent of such Selling Holder.

                6.3 PROCEDURES FOR CLAIMS. Promptly after receipt of notice of the commencement of any action or proceeding involving a claim referred to in this Section 6, each Person entitled to indemnification under Section 6.1 or 6.2 (each, an "INDEMNIFIED PARTY") will, if a claim in respect thereof is to be made against a Person required to provide indemnification hereunder (each, an "INDEMNIFYING PARTY"), give notice to the Indemnifying Party of the commencement of such action. Failure to give prompt Notice shall not relieve the Indemnifying Party of its obligation under this Section 6, except to the extent that the Indemnifying Party is actually prejudiced by such failure. The Indemnifying Party shall be entitled to participate in and to assume the defense of such action at its expense, jointly with any other indemnifying party, with counsel reasonably satisfactory to the Indemnified Party, provided however, that an Indemnified Party shall have the right to retain its own counsel, with fees and expenses thereof to be paid by the Indemnifying Party, if in such Indemnified Party's reasonable judgment an actual or potential conflict of interest between such Indemnified and Indemnifying Party may exist in respect of such claim. No Indemnifying Party shall, without the consent of the Indemnified Party, consent to entry of any judgment or enter into any settlement which does not include as an



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unconditional  term thereof a release from all liability by the plaintiff to the
Indemnified Party. The amount paid or payable by an Indemnifying Party shall include any legal or other expenses reasonably incurred by the Indemnified Party in connection with the investigation or defense of any such action or claim.

         SECTION 7.  COVENANTS. The Company covenants and agrees that:

                  (a) it will not effect or permit to occur any combination or subdivision of its securities which would adversely affect the ability of the Holders to include their Registrable Securities in any registration contemplated herein or the marketability of such Registrable Securities;

                  (b) except as provided in this Agreement, it shall not grant, or agree or become obligated to grant, to any Person the right to require or request the Company to register any of its equity securities or any securities convertible or exchangeable into or exercisable for any of its equity securities, without the prior written consent of the Holders; provided, that the Company may without such consent grant rights to other shareholders of the Company to participate in any registration of securities of the Company so long as those rights are subordinate to, and do not adversely affect, the rights granted to the Holders under this Agreement;

                  (c) it shall, if required by law, maintain an effective registration statement (containing such information and documents as the Commission shall specify) with respect to the Common Shares under
         Section 12(g) of the Securities Exchange Act and shall file on time such information, documents and reports as the Commission may require or prescribe for companies whose shares have been registered pursuant to said Section 12(g);

                  (d) it shall make whatever other filings with the Commission or otherwise make generally available to the public such financial and other information as may be reasonably necessary in order to enable the Holders to sell the Registrable Securities pursuant to the provisions of Rule 144 promulgated under the Securities Act (or any successor rule or regulation thereto or any statute hereafter adopted to replace or to establish the exemption that is now covered by said Rule 144); and

                  (e) upon the reasonable request of a Holder, it shall deliver to such Holder a written statement as to whether it has complied with the requirements of Section 7(c), (d) and (f).

                  (f) any registration statement or any information, documents or reports filed with the Commission in connection therewith or any information so made public shall not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements contained therein, in light of the circumstances under which such statements were made, not misleading.



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         SECTION 8. TERMINATION OF REGISTRATION RIGHTS. The registration rights of any particular Holder granted pursuant to this Agreement shall terminate on the date such Holder is able to dispose of all of its Registrable Securities in any thirty (30) day period pursuant to Rule 144(k) (or any similar or analogous rule promulgated under the Securities Act). The registration rights granted pursuant to this Agreement shall not apply to a Holder owning less than one percent (1%) of the Company's Outstanding Common Shares, which Outstanding Common Shares may be sold pursuant to Rule 144 promulgated under the Securities Act.

         SECTION 9. INFORMATION BY HOLDER. The Holders of Registrable Securities included in any registration shall furnish to the Company such information regarding such Holders and the distribution proposed by such Holders as the Company may reasonably request in writing and as shall be requested in connection with any registration, qualification or compliance referred to in this Agreement.

         SECTION 10. "MARKET STAND-OFF" AGREEMENT. Each Holder hereby agrees that if a registration pursuant to Section 3 involves an underwritten offering by the Company, it shall not, for such period (not to exceed one hundred eighty
(180) days), and to the extent, requested by the Company and any underwriter, sell, pledge, transfer, make any short sale of, loan, grant any option for the purchase of, or otherwise transfer or dispose of (other than to donees who agree to be similarly bound) any Common Shares held by it at any time during such period except Common Shares included in such registration; provided, however, that all officers and directors of the Company enter into similar agreements.

         SECTION 11. AMENDMENT OF REGISTRATION RIGHTS. Any provision of this Agreement may be amended and the observance thereof may be waived (either generally or in a particular instance and either retroactively or prospectively), only with the written consent of the Company and the Holders; provided, that no such amendment or waiver shall affect any outstanding Registrable Securities on a disproportionate basis without the specific consent of each Holder affected thereby. Any amendment or waiver effected in accordance with this Section 11 shall be binding upon each Holder, each future holder of Registrable Securities and the Company.

         SECTION 12. SPECIFIC PERFORMANCE. The Parties recognize and agree that money damages may be insufficient to compensate the Holders for breaches by the Company of terms hereof and, consequently, that the equitable remedy of specific performance of the terms hereof will be available in the event of any such breach.

         SECTION 13. MISCELLANEOUS. To the extent not inconsistent with any provision expressly set forth in this Agreement, the provisions of Section 13 of the Purchase Agreement are applicable to this Agreement and are incorporated by reference in this Agreement.



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


         SECTION 14. ENTIRE AGREEMENT. This Agreement and the Purchase Agreement constitute the entire agreement relating to the subject matter hereof among the parties and supersede all prior or contemporaneous agreements between the parties. The parties have not relied upon any representations, inducements, promises, undertakings or agreements other than those expressly set forth in this Agreement, the Purchase Agreement or the Related Documents.



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


         IN WITNESS WHEREOF, the parties have caused the Agreement to be executed and delivered by their respective officers thereunto duly authorized as of the date first written above.


TEAM MUCHO, INC.


By: /s/ Kevin T. Costello
   --------------------------------------

Name:   Kevin T. Costello
     ------------------------------------

Title:   President
      -----------------------------------


STONEHENGE OPPORTUNITY FUND, LLC

By: Stonehenge Holdings, Inc., Manager


    By:  /s/ Michael P. Scott
       --------------------------------------

    Name:    Michael P. Scott
         ------------------------------------

    Title:   Authorized Signer
          -----------------------------------


PROVIDENT FINANCIAL GROUP, INC.


By:  /s/ Philip R. Myers
   --------------------------------------

Name:    Philip R. Myers
     ------------------------------------

Title:    Executive Vice President
      -----------------------------------



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